                                                                 Exhibit 4(a)(8)




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                        HOUSTON LIGHTING & POWER COMPANY

                                       TO

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION


        (successor to SOUTH TEXAS COMMERCIAL NATIONAL BANK OF HOUSTON),

                                  As Trustee under
                                  Houston Lighting & Power Company's
                                  Mortgage and Deed of Trust,
                                  dated as of November 1, 1944.


                                   __________

                                  SIXTY-FIRST

                             SUPPLEMENTAL INDENTURE

                                   __________

                          Dated as of December 1, 1993



          This Instrument Contains After-Acquired Property Provisions.

            This Instrument Grants A Security Interest By A Utility.


    =====================================================================

          This Instrument Contains After-Acquired Property Provisions.

            This Instrument Grants A Security Interest By A Utility.


                       SIXTY-FIRST SUPPLEMENTAL INDENTURE



         INDENTURE, dated as of the 1st day of December, 1993, made and entered into by and between Houston Lighting & Power Company, a corporation of the State of Texas, hereinafter sometimes called the Company, and Texas Commerce Bank National Association, a national bank organized under the banking laws of the United States of America, whose principal place of business is in Houston, Texas, hereinafter sometimes called the Trustee, under the Mortgage and Deed of Trust, dated as of November 1, 1944, hereinafter called the Mortgage, which Mortgage was executed and delivered by Houston Lighting & Power Company to secure the payment of Bonds issued or to be issued under and in accordance with the provisions of the Mortgage, this Indenture, hereinafter called the Sixty-First Supplemental Indenture, being supplemental thereto.

         WHEREAS, by the Mortgage, the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the lien of the Mortgage any property thereafter acquired and intended to be subject to the lien thereof, and the Company has heretofore executed and delivered to the Trustee or its predecessor 60 supplemental indentures; and

         WHEREAS, in addition to the property described in the Mortgage, as heretofore supplemented, the Company has acquired certain other property, rights and interests in property; and

         WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, Bonds designated First Mortgage Bonds of the following series:

                                                                      Aggregate                  Aggregate
                                                                      Principal                  Principal
                                                                       Amount                     Amount
Series No.                         Title                               Issued                   Outstanding
- -----------                   ------------------------               ------------               ------------
First . . . . . . . . .       2 7/8%  Series due 1974                 $ 30,000,000                    None
Second  . . . . . . . .           3%  Series due 1978                 $ 15,000,000                    None
Third . . . . . . . . .       2 3/4%  Series due 1985                 $ 30,000,000                    None
Fourth  . . . . . . . .       3 1/4%  Series due 1981                 $ 20,000,000                    None
Fifth . . . . . . . . .           3%  Series due 1989                 $ 30,000,000                    None
Sixth . . . . . . . . .       3 1/4%  Series due 1986                 $ 30,000,000                    None
Seventh . . . . . . . .       4 3/4%  Series due 1987                 $ 40,000,000                    None
Eighth  . . . . . . . .       4 7/8%  Series due 1989                 $ 25,000,000                    None
Ninth . . . . . . . . .       4 1/2%  Series due 1992                 $ 25,000,000                    None
Tenth . . . . . . . . .       5 1/4%  Series due 1996                 $ 40,000,000              $ 40,000,000
Eleventh  . . . . . . .       5 1/4%  Series due 1997                 $ 40,000,000              $ 40,000,000

                                                                        Aggregate                Aggregate
                                                                        Principal                Principal
                                                                         Amount                   Amount
  Series No.                         Title                               Issued                 Outstanding
- ---------------           ---------------------------                 ------------              ------------
Twelfth . . . . . . . .       6 3/4%  Series due 1997                 $ 35,000,000              $ 35,000,000
Thirteenth  . . . . . .       6 3/4%  Series due 1998                 $ 35,000,000              $ 35,000,000
Fourteenth  . . . . . .       7 1/2%  Series due 1999                 $ 30,000,000                    None
Fifteenth . . . . . . .       7 1/4%  Series due 2001                 $ 50,000,000              $ 50,000,000
Sixteenth . . . . . . .       7 1/2%  Series due 2001                 $ 50,000,000                    None
Seventeenth . . . . . .       8 1/8%  Series due 2004                 $100,000,000                    None
Eighteenth  . . . . . .      10 1/8%  Series due                      $100,000,000                    None
                                      September 1, 2004
Nineteenth. . . . . . .       8 3/4%  Series due                      $125,000,000                    None
                                      March 1, 2005
Twentieth . . . . . . .       8 3/8%  Series due                      $125,000,000                    None
                                      October 1, 2006
Twenty-First. . . . . .       8 3/8%  Series due                      $125,000,000                    None
                                      October 1, 2007
Twenty-Second . . . . .       8 7/8%  Series due                      $125,000,000                    None
                                      September 1, 2008
Twenty-Third. . . . . .       9 1/4%  Series due                      $100,000,000                    None
                                      December 1, 2008
Twenty-Fourth . . . . .      11 1/4%  Series due                      $125,000,000                    None
                                      December 1, 2009
Twenty-Fifth. . . . . .          12%  Series due                      $100,000,000                    None
                                      June 1, 2010
Twenty-Sixth. . . . . .      13 7/8%  Series due                      $125,000,000                    None
                                      February 1, 1991
Twenty-Seventh. . . . .      15 1/8%  Series due                      $125,000,000                    None
                                      March 1, 1992
Twenty-Eighth . . . . .      12 3/8%  Series due                      $125,000,000                    None
                                      March 15, 2013
Twenty-Ninth. . . . . .      11 5/8%  Series due                      $200,000,000                    None
                                      November 1, 2015
Thirtieth . . . . . . .   Pollution Control 7 7/8%                    $ 50,000,000              $ 50,000,000
                            Series due 2018
Thirty-First. . . . . .   Pollution Control 7 7/8%                    $ 68,000,000              $ 68,000,000
                            Series due 2016
Thirty-Second . . . . .        9%     Series due                      $390,519,000                    None
                                      March 1, 2017
Thirty-Third. . . . . .    9 3/8%     Series due                      $132,000,000                    None
                                      January 20, 1991
Thirty-Fourth . . . . .    9 3/8%     Series due                      $132,000,000                    None
                                      January 20, 1992
Thirty-Fifth. . . . . .    9 3/8%     Series due                      $136,000,000                    None
                                      January 20, 1993
Thirty-Sixth. . . . . .   Pollution Control 8 1/4%                    $ 90,000,000              $ 90,000,000
                            Series due May 1, 2015
Thirty-Seventh. . . . .   Pollution Control 8 1/4%                    $100,000,000              $100,000,000
                            Series due May 1, 2019
Thirty-Eighth . . . . .   Pollution Control 8.10%                     $100,000,000              $100,000,000
                            Series due May 1, 2019
Thirty-Ninth. . . . . .   Pollution Control 7 3/4%                    $ 68,700,000              $ 68,700,000
                            Series due October 1,
                            2015
Fortieth. . . . . . . .   Medium-Term Note 15%                        $200,000,000              $200,000,000
                            Series due November 1,
                            2018

                                                                       Aggregate                 Aggregate
                                                                       Principal                 Principal
                                                                         Amount                   Amount
  Series No.                        Title                                Issued                 Outstanding
- ---------------           ------------------------                    ------------              ------------
Forty-First . . . . . .   10 1/4% Series due                          $225,000,000                    None
                           February 1, 2019
Forty-Second. . . . . .   Pollution Control 7 7/8%                    $ 29,685,000              $ 29,685,000
                           Series due February 1,
                           2019
Forty-Third . . . . . .   Pollution Control 7.70%                     $ 75,000,000              $ 75,000,000
                           Series due February 1,
                           2019
Forty-Fourth. . . . . .   Medium-Term Note 15%                        $200,000,000              $200,000,000
                           Series due May 1, 2019
Forty-Fifth . . . . . .   Pollution Control 7%                        $ 19,200,000              $ 19,200,000
                           Series due December 1,
                           2008
Forty-Sixth . . . . . .   Pollution Control 7 1/8%                    $100,000,000              $100,000,000
                           Series due July 1, 2019
Forty-Seventh . . . . .   Pollution Control 7 5/8%                    $100,000,000              $100,000,000
                           Series due May 1, 2019
Forty-Eighth. . . . . .   Pollution Control 7.60%                     $ 70,315,000              $ 70,315,000
                           Series due October 1,
                           2019
Forty-Ninth . . . . . .   Pollution Control 7.20%                     $100,000,000              $100,000,000
                           Series A due December 1,
                           2018
Fiftieth. . . . . . . .   Pollution Control 7.20%                     $ 75,000,000              $ 75,000,000
                           Series B due December 1,
                           2018
Fifty-First . . . . . .   9.15% Series due                            $160,000,000              $160,000,000
                           March 15, 2021
Fifty-Second. . . . . .   7 5/8%      Series due                      $150,000,000              $150,000,000
                           March 1, 1997
Fifty-Third . . . . . .   8 3/4% Series due                           $100,000,000              $100,000,000
                           March 1, 2022
Fifty-Fourth. . . . . .   Pollution Control 6.70%                     $ 43,820,000              $ 43,820,000
                           Series due March 1, 2017
Fifty-Fifth . . . . . .   Pollution Control 6.70%                     $ 56,095,000              $ 56,095,000
                           Series due March 1, 2027

Fifty-Sixth . . . . . .   Pollution Control 6 3/8%                    $ 33,470,000              $ 33,470,000
                           Series A due April 1,
                           2012
Fifty-Seventh  . . . . .  Pollution Control 6 3/8%                    $ 12,100,000              $ 12,100,000
                           Series B due April 1,
                           2012
Fifty-Eighth . . . . . .  Medium-Term Note 10%                        $400,000,000              $400,000,000
                           Series due February 1,
                           2028
Fifty-Ninth . . . . . .   7 3/4% Series due March 15,                 $250,000,000              $250,000,000
                           2023
Sixtieth  . . . . . . .   7 1/2% Series due July 1,                   $200,000,000              $200,000,000
                           2023

; and

         WHEREAS, immediately following the execution and delivery of this Sixty-First Supplemental Indenture, the Company will execute and deliver a Sixty-Second Supplemental Indenture relating to a series of Bonds designated "Pollution Control 4.90% Series due December 1, 2003" in the aggregate principal amount of $16,600,000; and

         WHEREAS, the Trustee is duly qualified and eligible to act, and is acting, as trustee under the Mortgage, as heretofore supplemented, in accordance with the terms thereof; and

         WHEREAS, Section 8 of the Mortgage provides for the issuance of Bonds in series, with the form of each series of Bonds (other than the First Series) issued thereunder to be established by resolution of the Board of Directors of the Company and the form of such series, as established by said Board of Directors, to specify the descriptive title of the Bonds and various other terms thereof, and to also contain such provisions as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such Bonds are to be issued and/or secured under the Mortgage; and

         WHEREAS, the Company now desires to create a new series of Bonds and, in accordance with Section 126 of the Mortgage, to add to the covenants and agreements contained in the Mortgage, as heretofore supplemented, certain other covenants and agreements to be observed by it and modify in certain respects provisions contained in the Mortgage, as heretofore supplemented; and

         WHEREAS, the execution and delivery by the Company of this Sixty-First Supplemental Indenture, and the terms of the Bond of the Sixty-First Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That Houston Lighting & Power Company, in consideration of the premises and in order further to secure the payment of the principal of and premium, if any, and interest on the Bonds from time to time issued under the Mortgage, as heretofore supplemented, according to their tenor and effect, and performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification or alteration made as in the Mortgage provided) and of said
Bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms unto Texas Commerce Bank National Association, as Trustee under the Mortgage, as heretofore supplemented, and to its successor or successors in said trust and to it and its and their assigns forever, all properties, whether real, personal or mixed of the kind or nature specifically mentioned in the Mortgage, as heretofore supplemented, or of any other kind or nature acquired by the Company on or after the date of the execution and delivery of the Mortgage (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), and whether now owned or hereafter acquired by the Company and wheresoever situated, including (without limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Sixty-First Supplemental Indenture) all lands, flowage rights, water rights, flumes, raceways, dams, rights-of-way and roads; all plants for the generation of electricity by water, steam and/or other power, power houses, gas plants, telephone systems, water works, water systems, steam heat plants, hot water plants, substations, measuring stations, regulating stations, gathering lines, gas transportation lines, transmission lines, distributing systems, bridges, culverts, tracks, rolling stock, vehicles, buses, automobiles, ice plants, refrigeration plants, railway systems whether street or interurban, all offices, buildings and structures, and the equipment thereof; all machinery, engines, boilers, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical, gas or mechanical, conduits, cables and lines; all pipes whether for water, steam heat, gas or other purposes; all mains and pipes, service pipes, fittings, valves and connections, poles, wires, tools, implements, apparatus, furniture and chattels; all municipal franchises and other franchises; all lines for the transportation, transmission and/or distribution of electric current, gas, steam heat or water for any purpose, including towers, poles, wires, cables, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights-of-way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property herein or in the Mortgage, as heretofore supplemented, described or referred to.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 59 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

         IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted) shall be as fully embraced within the lien hereof and the lien of the Mortgage, as heretofore supplemented, as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

         PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Sixty-First Supplemental Indenture and from the lien and operation of the Mortgage, as heretofore supplemented:
(1) cash, shares of stock and obligations (including bonds, notes and other securities) not herein or in the Mortgage, as heretofore supplemented, specifically pledged, paid, deposited or delivered hereunder or under the Mortgage, as heretofore supplemented, or covenanted to be; (2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, accounts receivable, judgments, demands and choses in action, and all contracts, leases and operating agreements not specifically pledged hereunder or under the Mortgage, as heretofore supplemented, or covenanted so to be; and (4) all timber, minerals, mineral rights and royalties; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage, as heretofore supplemented, and this Sixty-First Supplemental Indenture in the above subdivisions (2) and (3) of this paragraph shall (to the extent permitted by law) cease to be excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XII of the Mortgage by reason of the occurrence of a completed default as defined in Section 67 thereof.

         TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid or intended so to be, unto the Trustee and its successors and assigns forever.

         IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisions and covenants as are set forth in the Mortgage, as heretofore supplemented, this Sixty-First Supplemental Indenture being supplemental to the Mortgage.

         AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as heretofore supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee, by the Mortgage as a part of the property therein stated to be conveyed.

         The Company further covenants and agrees to and with the Trustee and its successors in said trust under the Mortgage, as follows:

                                   ARTICLE I.

                          Sixty-First Series of Bonds

         SECTION 1. There shall be a series of Bonds designated "Pollution Control 5.60% Series due December 1, 2017" (herein sometimes referred to as the "Bond of the Sixty-First Series") of which the Company shall be authorized to issue a maximum of $83,565,000 in total principal amount, each of which shall also bear the descriptive title First Mortgage Bond and the form thereof and the terms and provisions thereof are hereby established as follows:

                    {FORM OF BOND OF THE SIXTY-FIRST SERIES}

         THE BOND REPRESENTED BY THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, AS HEREIN DEFINED. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

                        HOUSTON LIGHTING & POWER COMPANY

                              FIRST MORTGAGE BOND,
              POLLUTION CONTROL 5.60% SERIES DUE DECEMBER 1, 2017

No__________                                        $__________________

         Houston Lighting & Power Company, a corporation of the State of Texas (hereinafter called the Company), for value received, hereby promises to pay to The Chase Manhattan Bank, N.A. (Chase Manhattan), acting in its capacity as trustee (BRA Trustee) under that certain Trust Indenture, dated as of December 1, 1993 (Trust Indenture), between the Brazos River Authority and Chase Manhattan relating to the Brazos River Authority Collateralized Revenue Refunding Bonds (Houston Lighting & Power Company Project) Series 1993 (Series 1993 Revenue Bonds), and its successors, on December 1, 2017 at the office or agency of the Company in the City of Houston, Texas, ____________ Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay to the BRA Trustee interest thereon from December 1, 1993 or the most recent June 1 or December 1 to which interest has been paid or duly provided for, at the rate of 5.60% per annum in like coin or currency, at said office or agency on June 1 and December 1 in each year, commencing June 1, 1994 and at maturity, until the Company's obligation with respect to the payment of such principal shall have been discharged. The Company shall receive a credit against its obligation to make any payment of the principal of or premium, if any, or interest on this Bond, whether at maturity, upon redemption or otherwise, in an amount equal to the sum of (a) the amount, if any, on deposit in the Debt Service Fund maintained under the Trust Indenture that reduces the corresponding Installment Payment (with respect to each of such terms, as defined in that certain Installment Payment and Bond Amortization Agreement, dated as of December 1, 1993 (Agreement), between the Brazos River Authority and the Company relating to the Series 1993 Revenue Bonds) and (b) the amount, if any, paid by the Company pursuant to Section 5.04 of the Agreement in respect of the corresponding Installment Payment.

         The Sixty-First Supplemental Indenture to the Mortgage hereinafter mentioned provides that the amount of interest payable or paid on this Bond shall be limited and subject to reduction to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, charged or received, it being the intention of the parties hereto to conform strictly to the usury laws of the State of Texas.

         This Bond shall not become obligatory until Texas Commerce Bank National Association, the Trustee under the Mortgage hereinafter mentioned, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, Houston Lighting & Power Company has caused this Bond to be signed in its name by its President or one of its Vice Presidents and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.

         Dated______________
                                   HOUSTON LIGHTING & POWER COMPANY

                                   By______________________________
                                                          President
Attest:

_________________________
                Secretary


This is the Bond of the series
herein designated, provided for in
the within-mentioned Mortgage.

TEXAS COMMERCE BANK
NATIONAL ASSOCIATION,                HOUSTON INDUSTRIES INCORPORATED,
  Trustee/Authenticating Agent,               Transfer Agent,

By________________________________  By______________________________
    Authorized Signatory                Authorized Officer




                        HOUSTON LIGHTING & POWER COMPANY

                              FIRST MORTGAGE BOND,

              POLLUTION CONTROL 5.60% SERIES DUE DECEMBER 1, 2017


         This Bond is the Bond of the Company of the series specified in the title hereof, and is issued in the aggregate principal amount of $83,565,000 in order to provide the benefit of a lien to secure the obligations of the Company to pay the Installment Payments under the Agreement, and is together with all Bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for other Bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with all indentures supplemental thereto, called the Mortgage), dated as of November 1,

1944, executed by the Company to South Texas Commercial National Bank of Houston (Texas Commerce Bank National Association, as successor trustee), as Trustee, to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the Bonds in respect thereof, the duties and immunities of the Trustee and the terms and conditions upon which the Bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the Bonds and/or Coupons and/or the terms and provisions of the Mortgage may be modified or altered by the affirmative vote of the holders of at least seventy per centum (70%) in principal amount of the Bonds then outstanding under the Mortgage and, if the rights of one or more, but fewer than all, series of Bonds then outstanding are to be affected, then also by the affirmative vote of the holders of at least seventy per centum (70%) in principal amount of the Bonds then outstanding of each series of Bonds so to be affected (excluding in any case Bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration, among other things, shall impair or affect the right of the holder to receive payment of the principal of and premium, if any, and interest on this Bond, on or after the respective due dates expressed herein, or permit the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of the benefit of a lien on the mortgaged and pledged property.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

         The applicable Supplemental Indenture to the Mortgage provides that the amount of interest payable or paid on this Bond shall be limited and subject to reduction to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, charged or received.

         The Mortgage provides that no holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the foreclosure of the Mortgage or for the execution of any trust thereof or for the appointment of a receiver or any other remedy thereunder, unless (i) such holder shall have previously given to the Trustee written notice of a default,
(ii) the holders of 25% in principal amount of the Bonds then outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers granted to it in the Mortgage or to institute such action, suit or proceeding in its own name, (iii) such holders shall have offered to the Trustee adequate security and indemnity against the costs, expenses and liabilities to be incurred and (iv) the Trustee shall have declined to take such action or shall have failed to do so within 60 days thereafter. Notwithstanding any other provision of the Mortgage, the right of any holder of any Bond to receive payment of the principal of and interest on such Bond, on or after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder. The Mortgage provides that the holders of not less than a majority in principal amount of the Bonds at the time outstanding may direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee; provided, however, that such direction shall not be otherwise than in accordance with the provisions of law and the Mortgage and that, subject to certain provisions of the Mortgage, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall by responsible officers determine that the action or proceeding so directed would involve the Trustee in personal liability or be unjustifiably prejudicial to nonassenting bondholders or that it will not be sufficiently indemnified for any expenditures in any action or proceeding so directed.

         This Bond has been issued and delivered to, registered in the name of and pledged with the BRA Trustee under the Trust Indenture for the benefit of the owners of the Series 1993 Revenue Bonds and shall not be transferable except to any successor trustee under the Trust Indenture, any such transfer to be made at the office or agency of the Company in the City of Houston, Texas, upon surrender and cancellation of this Bond, and thereupon a new fully registered Bond of the same series for a like principal amount will be issued to such transferee in exchange herefor as provided in the Mortgage. The Company hereby waives any right to make a charge for such an exchange or transfer of this Bond. The Company and the Trustee may deem and treat the BRA Trustee as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the BRA Trustee, signed by its president, a vice president or a trust officer, stating that the corresponding Installment Payment has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         The Bond of this series shall not be redeemable at the option of the Company or otherwise pursuant to the requirements of the Mortgage, except that in the event that any of the Series 1993 Revenue Bonds are to be redeemed pursuant to the terms thereof by reason of a Determination of Taxability, as such term is defined in the form of the Series 1993 Revenue Bonds, the Bond of this series, in a principal amount equal to the aggregate principal amount of the Series 1993 Revenue Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Series 1993 Revenue Bonds, at the principal amount thereof, plus accrued interest to such date fixed for redemption.

         The Trustee may conclusively presume that no redemption of the Bond of this series is required pursuant to the immediately preceding paragraph unless and until it shall have received a written notice from the BRA Trustee under the Trust Indenture, signed by its president, a vice president or a trust officer, stating that Series 1993 Revenue Bonds are to be redeemed by reason of such Determination of Taxability and specifying the principal amount and date fixed for redemption of the Series 1993 Revenue Bonds so to be redeemed.

         The Company hereby waives its right to have any notice of redemption by reason of a Determination of Taxability state that such notice is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption. Notwithstanding the provisions of Section 54 of the Mortgage, any such notice will not be conditional.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being released by the holder or owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Mortgage.

                             {END OF FORM OF BOND}

         The Bond of the Sixty-First Series shall be issued as a fully registered Bond; it shall bear interest at the rate per annum shown in its title, payable semi-annually on June 1 and December 1 of each year, commencing June 1, 1994, and at maturity; the principal of and premium, if any, and interest on said Bond to be payable at the office or agency of the Company in the City of Houston, Texas, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Bond of the Sixty-First Series shall be dated as in Section 10 of the Mortgage provided.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of the Sixty-First Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the BRA Trustee, signed by its president, a vice president or a trust officer, stating that the corresponding Installment Payment, as such term is defined in the Agreement, has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         The Bond of the Sixty-First Series shall not be redeemable at the option of the Company or otherwise pursuant to the requirements of the Mortgage, except that in the event that any of the Series 1993 Revenue Bonds are to be redeemed pursuant to the terms thereof by reason of a Determination of Taxability, as such term is defined in the form of the Series 1993 Revenue Bonds, the Bond of the Sixty-First Series, in a principal amount equal to the aggregate principal amount of the Series 1993 Revenue Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Series 1993 Revenue Bonds, at the principal amount thereof, plus accrued interest to such date fixed for redemption.

         The Trustee may conclusively presume that no redemption of the Bond of the Sixty-First Series is required pursuant to the immediately preceding paragraph unless and until it shall have received a written notice from the BRA Trustee under the Trust Indenture, signed by its president, a vice president or a trust officer, stating that the Series 1993 Revenue Bonds are to be redeemed by reason of such Determination of Taxability and specifying the principal amount and the date fixed for redemption of the Series 1993 Revenue Bonds so to be redeemed.

         The Company hereby waives its right to have any notice of redemption by reason of a Determination of Taxability state that such notice is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption. Notwithstanding the provisions of Section 54 of the Mortgage, any such notice shall not be conditional.

                                  ARTICLE II.

                          Replacement Fund Provisions

         SECTION 2. Section 3 of the First Supplemental Indenture, as heretofore amended, is hereby further amended by inserting "Sixty-First Series," before the words "Sixtieth Series" each time such words appear in said
Section 3, as heretofore amended.

                                  ARTICLE III.

                            Miscellaneous Provisions

         SECTION 3.  Subject to the amendments provided for in this

Sixty-First Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Sixty-First Supplemental Indenture, have the meaning specified in the Mortgage, as heretofore supplemented.

         So long as any Bonds of the Sixty-First Series are outstanding, whenever a net earnings certificate is required by the Mortgage to be furnished to the Trustee as a condition precedent to the authentication and delivery of Bonds, no Bonds shall be authenticated and delivered by the Trustee unless such net earnings certificate shall show, in addition to the matters required by Sections 7 and 28 of the Mortgage, that after deducting from the net earnings of the Company as so calculated an amount equal to the Company's expenses and provisions for renewals, replacements, depreciation, depletion, retirement and amortization of property during the period for which such net earnings shall have been calculated, the remainder of the net earnings of the Company shall have been at least equivalent to twice the annual interest requirements as shown by such net earnings certificate.

         SECTION 4. This Sixty-First Supplemental Indenture and the Bond of the Sixty-First Series shall be deemed to be a contract made under the laws of the State of Texas, and for all purposes shall be construed in accordance with the laws of said State.

         The amount of interest payable or paid on the Bond of the Sixty-First Series shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any Bond, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance, the Trustee, acting on behalf of the holders, or any holder shall ever receive interest or anything that might be deemed interest under applicable law that would exceed the Highest Lawful Rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing on the applicable Bond or Bonds and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of any such Bond or Bonds, such excess shall be refunded to the Company. In addition, for purposes of determining whether payments in respect of the Bond of the Sixty-First Series are usurious, all sums paid or agreed to be paid with respect to such Bond for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bond.

         SECTION 5. The Trustee hereby accepts the trusts herein declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:

         The Trustee shall not be responsible in any manner whatsoever for or in respect to the validity or sufficiency of this Sixty-First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVI of the Mortgage shall apply to and form part of this Sixty-First Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Sixty-First Supplemental Indenture.

         SECTION 6. Subject to the provisions of Articles XV and XVI of the Mortgage, whenever in this Sixty-First Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Sixty-First Supplemental Indenture by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the respective successors and assigns of such parties, whether so expressed or not.

         SECTION 7. Nothing in this Sixty-First Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the Bonds and coupons outstanding under the Mortgage, as heretofore supplemented, any right, remedy or claim under or by reason of this Sixty-First Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Sixty-First Supplemental Indenture, by or on behalf of the Company, shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the Bonds and coupons outstanding under the Mortgage, as heretofore supplemented.

         SECTION 8. This Sixty-First Supplemental Indenture may be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, HOUSTON LIGHTING & POWER COMPANY and TEXAS COMMERCE BANK NATIONAL ASSOCIATION each has caused this Sixty-First Supplemental Indenture to be signed in its corporate name and its corporate seal to be affixed and attested by its duly authorized officers as of the 1st day of December, 1993.


                                           HOUSTON LIGHTING & POWER COMPANY

Attest:                           By       /s/ KEN NABORS
                                           Vice President
/s/ RUFUS C. SCOTT
Assistant Secretary

                                                 {Corporate Seal}


                                     TEXAS COMMERCE BANK
                                     NATIONAL ASSOCIATION,

                                                        As Trustee.


Attest:                           By       /s/ SUSAN SULT
/s/ CHRISTI C. TODD                        Assistant Vice President
Christi Todd                               & Trust Officer
Vice President
& Trust Officer


                                                   {Corporate Seal}

STATE OF TEXAS
COUNTY OF HARRIS

         This instrument was acknowledged before me on December 6, 1993 by K.
W. Nabors of Houston Lighting & Power Company, a Texas corporation, on behalf of said corporation.


                               /s/ BONITA GATLIN
                               Notary Public for the State of Texas

                               My Commission Expires:  4/27/96

                                      {Notarial Seal}





STATE OF TEXAS
COUNTY OF HARRIS

         This instrument was acknowledged before me on December 6, 1993 by Susan Sult, Assistant Vice President and Trust Officer of Texas Commerce Bank National Association, a national banking association organized under the laws of the United States, on behalf of said association.


                               /s/ JANE SIMMS
                               Notary Public for the State of Texas

                               My Commission Expires:  4/27/97


                                      {Notarial Seal}

STATE OF TEXAS
COUNTY OF HARRIS

         The undersigned, Rufus S. Scott, Assistant Corporate Secretary of Houston Lighting & Power Company, a corporation of the State of Texas, being first duly sworn, deposes and says that Houston Lighting & Power Company, the corporation that executed the foregoing instrument, is a utility as defined in
Section 35.01(2) of the Business and Commerce Code of the State of Texas, that is to say a corporation engaged in Texas in the generation, transmission or distribution and sale of electric power.



                                            /s/ RUFUS S. SCOTT
                                            Rufus S. Scott



Subscribed and sworn to before me
this 6 day of December, 1993



/s/ BONITA GATLIN                                  {Notarial Seal}
Notary Public for the State of Texas


My Commission Expires:

4/27/96

          ======================================================================



                        HOUSTON LIGHTING & POWER COMPANY

                                       TO

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION


        (successor to SOUTH TEXAS COMMERCIAL NATIONAL BANK OF HOUSTON),

                                  As Trustee under
                                  Houston Lighting & Power Company's
                                  Mortgage and Deed of Trust,
                                  dated as of November 1, 1944.


                                   __________

                                  SIXTY-SECOND

                             SUPPLEMENTAL INDENTURE

                                   __________

                          Dated as of December 1, 1993



          This Instrument Contains After-Acquired Property Provisions.

            This Instrument Grants A Security Interest By A Utility.


    =====================================================================

          This Instrument Contains After-Acquired Property Provisions.

            This Instrument Grants A Security Interest By A Utility.


                      SIXTY-SECOND SUPPLEMENTAL INDENTURE



         INDENTURE, dated as of the 1st day of December, 1993, made and entered into by and between Houston Lighting & Power Company, a corporation of the State of Texas, hereinafter sometimes called the Company, and Texas Commerce Bank National Association, a national bank organized under the banking laws of the United States of America, whose principal place of business is in Houston, Texas, hereinafter sometimes called the Trustee, under the Mortgage and Deed of Trust, dated as of November 1, 1944, hereinafter called the Mortgage, which Mortgage was executed and delivered by Houston Lighting & Power Company to secure the payment of Bonds issued or to be issued under and in accordance with the provisions of the Mortgage, this Indenture, hereinafter called the Sixty-Second Supplemental Indenture, being supplemental thereto.

         WHEREAS, by the Mortgage, the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the lien of the Mortgage any property thereafter acquired and intended to be subject to the lien thereof, and the Company has heretofore executed and delivered to the Trustee or its predecessor 61 supplemental indentures; and

         WHEREAS, in addition to the property described in the Mortgage, as heretofore supplemented, the Company has acquired certain other property, rights and interests in property; and

         WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, Bonds designated First Mortgage Bonds of the following series:

                                                                       Aggregate                 Aggregate
                                                                       Principal                 Principal
                                                                         Amount                   Amount
  Series No.                         Title                               Issued                 Outstanding
- ---------------           ---------------------------                 ------------              ------------
First . . . . . . . . .       2 7/8%  Series due 1974                 $ 30,000,000                    None
Second  . . . . . . . .           3%  Series due 1978                 $ 15,000,000                    None
Third . . . . . . . . .       2 3/4%  Series due 1985                 $ 30,000,000                    None
Fourth  . . . . . . . .       3 1/4%  Series due 1981                 $ 20,000,000                    None
Fifth . . . . . . . . .           3%  Series due 1989                 $ 30,000,000                    None
Sixth . . . . . . . . .       3 1/4%  Series due 1986                 $ 30,000,000                    None
Seventh . . . . . . . .       4 3/4%  Series due 1987                 $ 40,000,000                    None
Eighth  . . . . . . . .       4 7/8%  Series due 1989                 $ 25,000,000                    None
Ninth . . . . . . . . .       4 1/2%  Series due 1992                 $ 25,000,000                    None
Tenth . . . . . . . . .       5 1/4%  Series due 1996                 $ 40,000,000              $ 40,000,000
Eleventh  . . . . . . .       5 1/4%  Series due 1997                 $ 40,000,000              $ 40,000,000

                                                                        Aggregate                Aggregate
                                                                        Principal                Principal
                                                                         Amount                   Amount
  Series No.                         Title                               Issued                 Outstanding
- ---------------           ---------------------------                 ------------              ------------
Twelfth . . . . . . . .       6 3/4%  Series due 1997                 $ 35,000,000              $ 35,000,000
Thirteenth  . . . . . .       6 3/4%  Series due 1998                 $ 35,000,000              $ 35,000,000
Fourteenth  . . . . . .       7 1/2%  Series due 1999                 $ 30,000,000                    None
Fifteenth . . . . . . .       7 1/4%  Series due 2001                 $ 50,000,000              $ 50,000,000
Sixteenth . . . . . . .       7 1/2%  Series due 2001                 $ 50,000,000                    None
Seventeenth . . . . . .       8 1/8%  Series due 2004                 $100,000,000                    None
Eighteenth  . . . . . .      10 1/8%  Series due                      $100,000,000                    None
                                      September 1, 2004
Nineteenth. . . . . . .       8 3/4%  Series due                      $125,000,000                    None
                                      March 1, 2005
Twentieth . . . . . . .       8 3/8%  Series due                      $125,000,000                    None
                                      October 1, 2006
Twenty-First. . . . . .       8 3/8%  Series due                      $125,000,000                    None
                                      October 1, 2007
Twenty-Second . . . . .       8 7/8%  Series due                      $125,000,000                    None
                                      September 1, 2008
Twenty-Third. . . . . .       9 1/4%  Series due                      $100,000,000                    None
                                      December 1, 2008
Twenty-Fourth . . . . .      11 1/4%  Series due                      $125,000,000                    None
                                      December 1, 2009
Twenty-Fifth. . . . . .          12%  Series due                      $100,000,000                    None
                                      June 1, 2010
Twenty-Sixth. . . . . .      13 7/8%  Series due                      $125,000,000                    None
                                      February 1, 1991
Twenty-Seventh. . . . .      15 1/8%  Series due                      $125,000,000                    None
                                      March 1, 1992
Twenty-Eighth . . . . .      12 3/8%  Series due                      $125,000,000                    None
                                      March 15, 2013
Twenty-Ninth. . . . . .      11 5/8%  Series due                      $200,000,000                    None
                                      November 1, 2015
Thirtieth . . . . . . .   Pollution Control 7 7/8%                    $ 50,000,000              $ 50,000,000
                            Series due 2018
Thirty-First. . . . . .   Pollution Control 7 7/8%                    $ 68,000,000              $ 68,000,000
                            Series due 2016
Thirty-Second . . . . .        9%     Series due                      $390,519,000                    None
                                      March 1, 2017
Thirty-Third. . . . . .    9 3/8%     Series due                      $132,000,000                    None
                                      January 20, 1991
Thirty-Fourth . . . . .    9 3/8%     Series due                      $132,000,000                    None
                                      January 20, 1992
Thirty-Fifth. . . . . .    9 3/8%     Series due                      $136,000,000                    None
                                      January 20, 1993
Thirty-Sixth. . . . . .   Pollution Control 8 1/4%                    $ 90,000,000              $ 90,000,000
                            Series due May 1, 2015
Thirty-Seventh. . . . .   Pollution Control 8 1/4%                    $100,000,000              $100,000,000
                            Series due May 1, 2019
Thirty-Eighth . . . . .   Pollution Control 8.10%                     $100,000,000              $100,000,000
                            Series due May 1, 2019
Thirty-Ninth. . . . . .   Pollution Control 7 3/4%                    $ 68,700,000              $ 68,700,000
                            Series due October 1,
                            2015
Fortieth. . . . . . . .   Medium-Term Note 15%                        $200,000,000              $200,000,000
                            Series due November 1,
                            2018

                                                                       Aggregate                 Aggregate
                                                                       Principal                 Principal
                                                                         Amount                   Amount
  Series No.                        Title                                Issued                 Outstanding
- ---------------           ------------------------                    ------------              ------------
Forty-First  . . . . . .  10 1/4%     Series due                      $225,000,000                    None
                           February 1, 2019
Forty-Second . . . . . .  Pollution Control 7 7/8%                    $ 29,685,000              $ 29,685,000
                           Series due February 1,
                           2019
Forty-Third  . . . . . .  Pollution Control 7.70%                     $ 75,000,000              $ 75,000,000
                           Series due February 1,
                           2019
Forty-Fourth . . . . . .  Medium-Term Note 15%                        $200,000,000              $200,000,000
                           Series due May 1, 2019
Forty-Fifth  . . . . . .  Pollution Control 7%                        $ 19,200,000              $ 19,200,000
                           Series due December 1,
                           2008
Forty-Sixth  . . . . . .  Pollution Control 7 1/8%                    $100,000,000              $100,000,000
                           Series due July 1, 2019
Forty-Seventh  . . . . .  Pollution Control 7 5/8%                    $100,000,000              $100,000,000
                           Series due May 1, 2019
Forty-Eighth . . . . . .  Pollution Control 7.60%                     $ 70,315,000              $ 70,315,000
                           Series due October 1,
                           2019
Forty-Ninth  . . . . . .  Pollution Control 7.20%                     $100,000,000              $100,000,000
                           Series A due December 1,
                           2018
Fiftieth . . . . . . . .  Pollution Control 7.20%                     $ 75,000,000              $ 75,000,000
                           Series B due December 1,
                           2018
Fifty-First  . . . . . .  9.15% Series due                            $160,000,000              $160,000,000
                           March 15, 2021
Fifty-Second . . . . . .  7 5/8%      Series due                      $150,000,000              $150,000,000
                           March 1, 1997
Fifty-Third  . . . . . .  8 3/4% Series due                           $100,000,000              $100,000,000
                           March 1, 2022
Fifty-Fourth . . . . . .  Pollution Control 6.70%                     $ 43,820,000              $ 43,820,000
                           Series due March 1, 2017
Fifty-Fifth  . . . . . .  Pollution Control 6.70%                     $ 56,095,000              $ 56,095,000
                           Series due March 1, 2027
Fifty-Sixth  . . . . . .  Pollution Control 6 3/8%                    $ 33,470,000              $ 33,470,000
                           Series A due April 1,
                           2012
Fifty-Seventh  . . . . .  Pollution Control 6 3/8%                    $ 12,100,000              $ 12,100,000
                           Series B due April 1,
                           2012
Fifty-Eighth . . . . . .  Medium-Term Note 10%                        $400,000,000              $400,000,000
                           Series due February 1,
                           2028
Fifty-Ninth  . . . . . .  7 3/4% Series due March 15,                 $250,000,000              $250,000,000
                           2023
Sixtieth . . . . . . . .  7 1/2% Series due July 1,                   $200,000,000              $200,000,000
                           2023


; and

          WHEREAS, immediately prior to the execution and delivery of this Sixty-Second Supplemental Indenture, the Company has executed and delivered a Sixty-First Supplemental Indenture relating to a series of bonds designated "Pollution Control 5.60% Series due December 1, 2017" in the aggregate principal amount of $83,565,000; and

         WHEREAS, the Trustee is duly qualified and eligible to act, and is acting, as trustee under the Mortgage, as heretofore supplemented, in accordance with the terms thereof; and

         WHEREAS, Section 8 of the Mortgage provides for the issuance of Bonds in series, with the form of each series of Bonds (other than the First Series) issued thereunder to be established by resolution of the Board of Directors of the Company and the form of such series, as established by said Board of Directors, to specify the descriptive title of the Bonds and various other terms thereof, and to also contain such provisions as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such Bonds are to be issued and/or secured under the Mortgage; and

         WHEREAS, the Company now desires to create a new series of Bonds and, in accordance with Section 126 of the Mortgage, to add to the covenants and agreements contained in the Mortgage, as heretofore supplemented, certain other covenants and agreements to be observed by it and modify in certain respects provisions contained in the Mortgage, as heretofore supplemented; and

         WHEREAS, the execution and delivery by the Company of this Sixty-Second Supplemental Indenture, and the terms of the Bond of the Sixty-Second Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That Houston Lighting & Power Company, in consideration of the premises and in order further to secure the payment of the principal of and premium, if any, and interest on the Bonds from time to time issued under the Mortgage, as heretofore supplemented, according to their tenor and effect, and performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification or alteration made as in the Mortgage provided) and of said
Bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms unto Texas Commerce Bank National Association, as Trustee under the Mortgage, as heretofore supplemented, and to its successor or successors in said trust and to it and its and their assigns forever, all properties, whether real, personal or mixed of the kind or nature specifically mentioned in the Mortgage, as heretofore supplemented, or of any other kind or nature acquired by the Company on or after the date of the execution and delivery of the Mortgage (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), and whether now owned or hereafter acquired by the Company and wheresoever situated, including (without limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Sixty-Second Supplemental Indenture) all lands, flowage rights, water rights, flumes, raceways, dams, rights-of-way and roads; all plants for the generation of electricity by water, steam and/or other power, power houses, gas plants, telephone systems, water works, water systems, steam heat plants, hot water plants, substations, measuring stations, regulating stations, gathering lines, gas transportation lines, transmission lines, distributing systems, bridges, culverts, tracks, rolling stock, vehicles, buses, automobiles, ice plants, refrigeration plants, railway systems whether street or interurban, all offices, buildings and structures, and the equipment thereof; all machinery, engines, boilers, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical, gas or mechanical, conduits, cables and lines; all pipes whether for water, steam heat, gas or other purposes; all mains and pipes, service pipes, fittings, valves and connections, poles, wires, tools, implements, apparatus, furniture and chattels; all municipal franchises and other franchises; all lines for the transportation, transmission and/or distribution of electric current, gas, steam heat or water for any purpose, including towers, poles, wires, cables, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights-of-way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property herein or in the Mortgage, as heretofore supplemented, described or referred to.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 59 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

         IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted) shall be as fully embraced within the lien hereof and the lien of the Mortgage, as heretofore supplemented, as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

         PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Sixty-Second Supplemental Indenture and from the lien and operation of the Mortgage, as heretofore supplemented: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not herein or in the Mortgage, as heretofore supplemented, specifically pledged, paid, deposited or delivered hereunder or under the Mortgage, as heretofore supplemented, or covenanted to be; (2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, accounts receivable, judgments, demands and choses in action, and all contracts, leases and operating agreements not specifically pledged hereunder or under the Mortgage, as heretofore supplemented, or covenanted so to be; and (4) all timber, minerals, mineral rights and royalties; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage, as heretofore supplemented, and this Sixty-Second Supplemental Indenture in the above subdivisions (2) and (3) of this paragraph shall (to the extent permitted by law) cease to be excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XII of the Mortgage by reason of the occurrence of a completed default as defined in Section 67 thereof.

         TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid or intended so to be, unto the Trustee and its successors and assigns forever.

         IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisions and covenants as are set forth in the Mortgage, as heretofore supplemented, this Sixty-Second Supplemental Indenture being supplemental to the Mortgage.

         AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as heretofore supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee, by the Mortgage as a part of the property therein stated to be conveyed.

         The Company further covenants and agrees to and with the Trustee and its successors in said trust under the Mortgage, as follows:

                                   ARTICLE I.

                          Sixty-Second Series of Bonds

         SECTION 1. There shall be a series of Bonds designated "Pollution Control 4.90% Series due December 1, 2003" (herein sometimes referred to as the "Bond of the Sixty-Second Series") of which the Company shall be authorized to issue a maximum of $16,600,000 in total principal amount, each of which shall also bear the descriptive title First Mortgage Bond and the form thereof and the terms and provisions thereof are hereby established as follows:

                   {FORM OF BOND OF THE SIXTY-SECOND SERIES}

         THE BOND REPRESENTED BY THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, AS HEREIN DEFINED. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

                        HOUSTON LIGHTING & POWER COMPANY

                              FIRST MORTGAGE BOND,
              POLLUTION CONTROL 4.90% SERIES DUE DECEMBER 1, 2003

No____________                                      $_________________

         Houston Lighting & Power Company, a corporation of the State of Texas (hereinafter called the Company), for value received, hereby promises to pay to The Chase Manhattan Bank, N.A. (Chase Manhattan), acting in its capacity as trustee (GCWDA Trustee) under that certain Trust Indenture, dated as of December 1, 1993 (Trust Indenture), between the Gulf Coast Waste Disposal Authority and Chase Manhattan relating to the Gulf Coast Waste Disposal Authority Collateralized Revenue Refunding Bonds (Houston Lighting & Power Company Project) Series 1993 (Series 1993 Revenue Bonds), and its successors, on December 1, 2003 at the office or agency of the Company in the City of Houston, Texas, ____________ Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay to the GCWDA Trustee interest thereon from December 1, 1993 or the most recent June 1 or December 1 to which interest has been paid or duly provided for, at the rate of 4.90% per annum in like coin or currency, at said office or agency on June 1 and December 1 in each year, commencing June 1, 1994 and at maturity, until the Company's obligation with respect to the payment of such principal shall have been discharged. The Company shall receive a credit against its obligation to make any payment of the principal of or premium, if any, or interest on this Bond, whether at maturity, upon redemption or otherwise, in an amount equal to the sum of (a) the amount, if any, on deposit in the Debt Service Fund maintained under the Trust Indenture that reduces the corresponding Installment Payment (with respect to each of such terms, as defined in that certain Installment Payment and Bond Amortization Agreement, dated as of December 1, 1993 (Agreement), between the Gulf Coast Waste Disposal Authority and the Company relating to the Series 1993 Revenue Bonds) and (b) the amount, if any, paid by the Company pursuant to Section 5.04 of the Agreement in respect of the corresponding Installment Payment.

         The Sixty-Second Supplemental Indenture to the Mortgage hereinafter mentioned provides that the amount of interest payable or paid on this Bond shall be limited and subject to reduction to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, charged or received, it being the intention of the parties hereto to conform strictly to the usury laws of the State of Texas.

         This Bond shall not become obligatory until Texas Commerce Bank National Association, the Trustee under the Mortgage hereinafter mentioned, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, Houston Lighting & Power Company has caused this Bond to be signed in its name by its President or one of its Vice Presidents and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.

         Dated_____________
                                   HOUSTON LIGHTING & POWER COMPANY

                                   By______________________________
                                                          President
Attest:

_________________________
                Secretary


This is the Bond of the series
herein designated, provided for in
the within-mentioned Mortgage.

TEXAS COMMERCE BANK                            HOUSTON INDUSTRIES INCORPORATED,
NATIONAL ASSOCIATION,                             Transfer Agent,
  Trustee/Authenticating Agent,

By________________________________  By______________________________
    Authorized Signatory                 Authorized Officer




                        HOUSTON LIGHTING & POWER COMPANY

                              FIRST MORTGAGE BOND,

              POLLUTION CONTROL 4.90% SERIES DUE DECEMBER 1, 2003


         This Bond is the Bond of the Company of the series specified in the title hereof, and is issued in the aggregate principal amount of $16,600,000 in order to provide the benefit of a lien to secure the obligations of the Company to pay the Installment Payments under the Agreement, and is together with all Bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for other Bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with all indentures supplemental thereto, called the Mortgage), dated as of November 1, 1944, executed by the Company to South Texas Commercial National Bank of Houston (Texas Commerce Bank National Association, as successor trustee), as Trustee, to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the Bonds in respect thereof, the duties and immunities of the Trustee and the terms and conditions upon which the Bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the Bonds and/or Coupons and/or the terms and provisions of the Mortgage may be modified or altered by the affirmative vote of the holders of at least seventy per centum (70%) in principal amount of the Bonds then outstanding under the Mortgage and, if the rights of one or more, but fewer than all, series of Bonds then outstanding are to be affected, then also by the affirmative vote of the holders of at least seventy per centum (70%) in principal amount of the Bonds then outstanding of each series of Bonds so to be affected (excluding in any case Bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration, among other things, shall impair or affect the right of the holder to receive payment of the principal of and premium, if any, and interest on this Bond, on or after the respective due dates expressed herein, or permit the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of the benefit of a lien on the mortgaged and pledged property.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

         The applicable Supplemental Indenture to the Mortgage provides that the amount of interest payable or paid on this Bond shall be limited and subject to reduction to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, charged or received.

         The Mortgage provides that no holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the foreclosure of the Mortgage or for the execution of any trust thereof or for the appointment of a receiver or any other remedy thereunder, unless (i) such holder shall have previously given to the Trustee written notice of a default,
(ii) the holders of 25% in principal amount of the Bonds then outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers granted to it in the Mortgage or to institute such action, suit or proceeding in its own name, (iii) such holders shall have offered to the Trustee adequate security and indemnity against the costs, expenses and liabilities to be incurred and (iv) the Trustee shall have declined to take such action or shall have failed to do so within 60 days thereafter. Notwithstanding any other provision of the Mortgage, the right of any holder of any Bond to receive payment of the principal of and interest on such Bond, on or after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder. The Mortgage provides that the holders of not less than a majority in principal amount of the Bonds at the time outstanding may direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee; provided, however, that such direction shall not be otherwise than in accordance with the provisions of law and the Mortgage and that, subject to certain provisions of the Mortgage, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall by responsible officers determine that the action or proceeding so directed would involve the Trustee in personal liability or be unjustifiably prejudicial to nonassenting bondholders or that it will not be sufficiently indemnified for any expenditures in any action or proceeding so directed.

         This Bond has been issued and delivered to, registered in the name of and pledged with the GCWDA Trustee under the Trust Indenture for the benefit of the owners of the Series 1993 Revenue Bonds and shall not be transferable except to any successor trustee under the Trust Indenture, any such transfer to be made at the office or agency of the Company in the City of Houston, Texas, upon surrender and cancellation of this Bond, and thereupon a new fully registered Bond of the same series for a like principal amount will be issued to such transferee in exchange herefor as provided in the Mortgage. The Company hereby waives any right to make a charge for such an exchange or transfer of this Bond. The Company and the Trustee may deem and treat the GCWDA Trustee as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the GCWDA Trustee, signed by its president, a vice president or a trust officer, stating that the corresponding Installment Payment has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         The Bond of this series shall not be redeemable at the option of the Company or otherwise pursuant to the requirements of the Mortgage, except that in the event that any of the Series 1993 Revenue Bonds are to be redeemed pursuant to the terms thereof by reason of a Determination of Taxability, as such term is defined in the form of the Series 1993 Revenue Bonds, the Bond of this series, in a principal amount equal to the aggregate principal amount of the Series 1993 Revenue Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Series 1993 Revenue Bonds, at the principal amount thereof, plus accrued interest to such date fixed for redemption.

         The Trustee may conclusively presume that no redemption of the Bond of this series is required pursuant to the immediately preceding paragraph unless and until it shall have received a written notice from the GCWDA Trustee under the Trust Indenture, signed by its president, a vice president or a trust officer, stating that Series 1993 Revenue Bonds are to be redeemed by reason of such Determination of Taxability and specifying the principal amount and date fixed for redemption of the Series 1993 Revenue Bonds so to be redeemed.

         The Company hereby waives its right to have any notice of redemption by reason of a Determination of Taxability state that such notice is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption. Notwithstanding the provisions of Section 54 of the Mortgage, any such notice will not be conditional.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being released by the holder or owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Mortgage.

                             {END OF FORM OF BOND}

         The Bond of the Sixty-Second Series shall be issued as a fully registered Bond; it shall bear interest at the rate per annum shown in its title, payable semi-annually on June 1 and December 1 of each year, commencing June 1, 1994, and at maturity; the principal of and premium, if any, and interest on said Bond to be payable at the office or agency of the Company in the City of Houston, Texas, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Bond of the Sixty-Second Series shall be dated as in Section 10 of the Mortgage provided.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of the Sixty-Second Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the GCWDA Trustee, signed by its president, a vice president or a trust officer, stating that the corresponding Installment Payment, as such term is defined in the Agreement, has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         The Bond of the Sixty-Second Series shall not be redeemable at the option of the Company or otherwise pursuant to the requirements of the Mortgage, except that in the event that any of the Series 1993 Revenue Bonds are to be redeemed pursuant to the terms thereof by reason of a Determination of Taxability, as such term is defined in the form of the Series 1993 Revenue Bonds, the Bond of the Sixty-Second Series, in a principal amount equal to the aggregate principal amount of the Series 1993 Revenue Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Series 1993 Revenue Bonds, at the principal amount thereof, plus accrued interest to such date fixed for redemption.

         The Trustee may conclusively presume that no redemption of the Bond of the Sixty-Second Series is required pursuant to the immediately preceding paragraph unless and until it shall have received a written notice from the GCWDA Trustee under the Trust Indenture, signed by its president, a vice president or a trust officer, stating that the Series 1993 Revenue Bonds are to be redeemed by reason of such Determination of Taxability and specifying the principal amount and the date fixed for redemption of the Series 1993 Revenue Bonds so to be redeemed.

         The Company hereby waives its right to have any notice of redemption by reason of a Determination of Taxability state that such notice is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption. Notwithstanding the provisions of Section 54 of the Mortgage, any such notice shall not be conditional.

                                  ARTICLE II.

                          Replacement Fund Provisions

         SECTION 2. Section 3 of the First Supplemental Indenture, as heretofore amended, is hereby further amended by inserting "Sixty-Second Series," before the words "Sixty-First Series" each time such words appear in said Section 3, as heretofore amended.

                                  ARTICLE III.

                            Miscellaneous Provisions

         SECTION 3. Subject to the amendments provided for in this Sixty-Second Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Sixty-Second Supplemental Indenture, have the meaning specified in the Mortgage, as heretofore supplemented.

         So long as any Bonds of the Sixty-Second Series are outstanding, whenever a net earnings certificate is required by the Mortgage to be furnished to the Trustee as a condition precedent to the authentication and delivery of Bonds, no Bonds shall be authenticated and delivered by the Trustee unless such net earnings certificate shall show, in addition to the matters required by Sections 7 and 28 of the Mortgage, that after deducting from the net earnings of the Company as so calculated an amount equal to the Company's expenses and provisions for renewals, replacements, depreciation, depletion, retirement and amortization of property during the period for which such net earnings shall have been calculated, the remainder of the net earnings of the Company shall have been at least equivalent to twice the annual interest requirements as shown by such net earnings certificate.

         SECTION 4. This Sixty-Second Supplemental Indenture and the Bond of the Sixty-Second Series shall be deemed to be a contract made under the laws of the State of Texas, and for all purposes shall be construed in accordance with the laws of said State.

         The amount of interest payable or paid on the Bond of the Sixty-Second Series shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any Bond, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance, the Trustee, acting on behalf of the holders, or any holder shall ever receive interest or anything that might be deemed interest under applicable law that would exceed the Highest Lawful Rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing on the applicable Bond or Bonds and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of any such Bond or Bonds, such excess shall be refunded to the Company. In addition, for purposes of determining whether payments in respect of the Bond of the Sixty-Second Series are usurious, all sums paid or agreed to be paid with respect to such Bond for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bond.

         SECTION 5. The Trustee hereby accepts the trusts herein declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:

         The Trustee shall not be responsible in any manner whatsoever for or in respect to the validity or sufficiency of this Sixty-Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVI of the Mortgage shall apply to and form part of this Sixty-Second Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Sixty-Second Supplemental Indenture.

         SECTION 6. Subject to the provisions of Articles XV and XVI of the Mortgage, whenever in this Sixty-Second Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Sixty-Second Supplemental Indenture by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the respective successors and assigns of such parties, whether so expressed or not.

         SECTION 7. Nothing in this Sixty-Second Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the Bonds and coupons outstanding under the Mortgage, as heretofore supplemented, any right, remedy or claim under or by reason of this Sixty-Second Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Sixty-Second Supplemental Indenture, by or on behalf of the Company, shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the Bonds and coupons outstanding under the Mortgage, as heretofore supplemented.

         SECTION 8. This Sixty-Second Supplemental Indenture may be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, HOUSTON LIGHTING & POWER COMPANY and TEXAS COMMERCE BANK NATIONAL ASSOCIATION each has caused this Sixty-Second Supplemental Indenture to be signed in its corporate name and its corporate seal to be affixed and attested by its duly authorized officers as of the 1st day of December, 1993.


                                           HOUSTON LIGHTING & POWER COMPANY

Attest:                           By       /s/ K. W. NABORS
                                           Vice President
/s/ CHRISTIAN SCHLEY
Assistant Secretary

                                                 {Corporate Seal}


                                     TEXAS COMMERCE BANK
                                     NATIONAL ASSOCIATION,

                                                        As Trustee.


Attest:                           By       /s/ SUSAN SULT
/s/ CHRISTI TODD                           Susan Sult
Christi Todd                               Assistant Vice President
Vice President                             & Trust Officer
& Trust Officer

                                                 {Corporate Seal}

STATE OF TEXAS
COUNTY OF HARRIS

         This instrument was acknowledged before me on December 6, 1993 by K.
W. Nabors of Houston Lighting & Power Company, a Texas corporation, on behalf of said corporation.


                               /s/ BONITA GATLIN
                               Notary Public for the State of Texas

                               My Commission Expires:  4/27/96

                                                 {Notarial Seal}





STATE OF TEXAS
COUNTY OF HARRIS

         This instrument was acknowledged before me on December 6, 1993 by Susan Sult, Assistant Vice President and Trust Officer of Texas Commerce Bank National Association, a national banking association organized under the laws of the United States, on behalf of said association.


                               /s/ JANE SIMMS
                               Notary Public for the State of Texas

                               My Commission Expires:  4/27/97


                                                 {Notarial Seal}

STATE OF TEXAS
COUNTY OF HARRIS

         The undersigned, Rufus S. Scott, Assistant Corporate Secretary of Houston Lighting & Power Company, a corporation of the State of Texas, being first duly sworn, deposes and says that Houston Lighting & Power Company, the corporation that executed the foregoing instrument, is a utility as defined in
Section 35.01(2) of the Business and Commerce Code of the State of Texas, that is to say a corporation engaged in Texas in the generation, transmission or distribution and sale of electric power.



                                           /s/ RUFUS S. SCOTT
                                           Rufus S. Scott



Subscribed and sworn to before me
this 6 day of December, 1993



/s/ BONITA GATLIN                          {Notarial Seal}
Notary Public for the State of Texas


My Commission Expires:

4/27/96

                                                             File #1-74-00016051





       =================================================================



                        HOUSTON LIGHTING & POWER COMPANY

                                       TO

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION


        (successor to SOUTH TEXAS COMMERCIAL NATIONAL BANK OF HOUSTON),

                                  As Trustee under
                                  Houston Lighting & Power Company's
                                  Mortgage and Deed of Trust,
                                  dated as of November 1, 1944.

                                   __________

                                  SIXTY-THIRD

                             SUPPLEMENTAL INDENTURE

                                   __________

                          Dated as of December 1, 1993


          This Instrument Contains After-Acquired Property Provisions.

            This Instrument Grants a Security Interest by a Utility.


       =================================================================

          This Instrument Contains After-Acquired Property Provisions.

            This Instrument Grants a Security Interest by a Utility.


                       SIXTY-THIRD SUPPLEMENTAL INDENTURE

         INDENTURE, dated as of the 1st day of December, 1993, made and entered into by and between Houston Lighting & Power Company, a corporation of the State of Texas, hereinafter sometimes called the Company, and Texas Commerce Bank National Association, a national bank organized under the banking laws of the United States of America, whose principal place of business is in Houston, Texas, hereinafter sometimes called the Trustee, under the Mortgage and Deed of Trust, dated as of November 1, 1944, hereinafter called the Mortgage, which Mortgage was executed and delivered by Houston Lighting & Power Company to secure the payment of Bonds issued or to be issued under and in accordance with the provisions of the Mortgage, this Indenture, hereinafter called the Sixty-Third Supplemental Indenture, being supplemental thereto.

         WHEREAS, by the Mortgage, the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the lien of the Mortgage any property thereafter acquired and intended to be subject to the lien thereof, and the Company has heretofore executed and delivered to the Trustee or its predecessor 62 supplemental indentures; and

         WHEREAS, in addition to the property described in the Mortgage, as heretofore supplemented, the Company has acquired certain other property, rights and interests in property; and

          WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, Bonds designated First Mortgage Bonds of the following series:

                                                  Aggregate            Aggregate
                                                  Principal            Principal
                                                   Amount               Amount
Series No.                 Title                   Issued             Outstanding
- ----------          ----------------------      -------------         -----------
First.........      2 7/8% Series due 1974      $ 30,000,000             None
Second........      3%     Series due 1978      $ 15,000,000             None
Third.........      2 3/4% Series due 1985      $ 30,000,000             None
Fourth........      3 1/4% Series due 1981      $ 20,000,000             None
Fifth.........      3%     Series due 1989      $ 30,000,000             None
Sixth.........      3 1/4% Series due 1986      $ 30,000,000             None
Seventh.......      4 3/4% Series due 1987      $ 40,000,000             None
Eighth........      4 7/8% Series due 1989      $ 25,000,000             None
Ninth.........      4 1/2% Series due 1992      $ 25,000,000             None

                                                             Aggregate       Aggregate
                                                             Principal       Principal
                                                              Amount          Amount
Series No.                     Title                          Issued        Outstanding
- ----------             ---------------------               ------------     ------------
Tenth............      5 1/4% Series due 1996              $ 40,000,000     $ 40,000,000
Eleventh.........      5 1/4% Series due 1997              $ 40,000,000     $ 40,000,000
Twelfth..........      6 3/4% Series due 1997              $ 35,000,000     $ 35,000,000
Thirteenth.......      6 3/4% Series due 1998              $ 35,000,000     $ 35,000,000
Fourteenth.......      7 1/2% Series due 1999              $ 30,000,000             None
Fifteenth........      7 1/4% Series due 2001              $ 50,000,000     $ 50,000,000
Sixteenth........      7 1/2% Series due 2001              $ 50,000,000             None
Seventeenth......      8 1/8% Series due 2004              $100,000,000             None
Eighteenth.......      10 1/8% Series due                  $100,000,000             None
                           September 1, 2004
Nineteenth.......      8 3/4% Series due                   $125,000,000             None
                               March 1, 2005
Twentieth........      8  3/8% Series due                  $125,000,000             None
                             October 1, 2006
Twenty-First.....      8 3/8% Series due                   $125,000,000             None
                             October 1, 2007
Twenty-Second....      8 7/8% Series due                   $125,000,000             None
                           September 1, 2008
Twenty-Third.....      9 1/4% Series due                   $100,000,000             None
                            December 1, 2008
Twenty-Fourth....      11 1/4% Series due                  $125,000,000             None
                            December 1, 2009
Twenty-Fifth.....      12% Series due                      $100,000,000             None
                                June 1, 2010
Twenty-Sixth.....      13 7/8% Series due                  $125,000,000             None
                            February 1, 1991
Twenty-Seventh...      15 1/8% Series due                  $125,000,000             None
                               March 1, 1992
Twenty-Eighth....      12 3/8% Series due                  $125,000,000             None
                              March 15, 2013
Twenty-Ninth.....      11 5/8% Series due                  $200,000,000             None
                            November 1, 2015
Thirtieth........      Pollution Control 7 7/8%            $ 50,000,000     $ 50,000,000
                             Series due 2018
Thirty-First.....      Pollution Control 7 7/8%            $ 68,000,000     $ 68,000,000
                             Series due 2016
Thirty-Second....       9% Series due                      $390,519,000             None
                               March 1, 2017
Thirty-Third.....       9 3/8% Series due                  $132,000,000             None
                            January 20, 1991
Thirty-Fourth....       9 3/8% Series due                  $132,000,000             None
                            January 20, 1992
Thirty-Fifth.....       9 3/8% Series due                  $136,000,000             None
                            January 20, 1993
Thirty-Sixth.....      Pollution Control 8 1/4%            $ 90,000,000     $ 90,000,000
                       Series due May 1, 2015
Thirty-Seventh...      Pollution Control 8 1/4%            $100,000,000     $100,000,000
                       Series due May 1, 2019

                                                                      Aggregate       Aggregate
                                                                      Principal       Principal
                                                                       Amount          Amount
Series No.                              Title                          Issued        Outstanding
- ----------                      ---------------------------         -------------    -----------
Thirty-Eighth..............     Pollution Control 8.10%             $100,000,000     $100,000,000
                                   Series due May 1, 2019
Thirty-Ninth...............     Pollution Control 7 3/4%            $ 68,700,000     $ 68,700,000
                                   Series due
                                   October 1, 2015
Fortieth...................     Medium-Term Note 15%                $200,000,000     $200,000,000
                                   Series due
                                   November 1, 2018
Forty-First................     10 1/4% Series due                  $225,000,000          None
                                   February 1, 2019
Forty-Second...............     Pollution Control 7 7/8%            $ 29,685,000     $ 29,685,000
                                   Series due
                                   February 1, 2019
Forty-Third................     Pollution Control 7.70%             $ 75,000,000     $ 75,000,000
                                   Series due
                                   February 1, 2019
Forty-Fourth...............     Medium-Term Note 15%                $200,000,000     $200,000,000
                                   Series due
                                   May 1, 2019
Forty-Fifth................     Pollution Control 7%                $ 19,200,000     $ 19,200,000
                                   Series due
                                   December 1, 2008
Forty-Sixth................     Pollution Control 7 1/8%            $100,000,000     $100,000,000
                                   Series due
                                   July 1, 2019
Forty-Seventh..............     Pollution Control 7 5/8%            $100,000,000     $100,000,000
                                   Series due
                                   May 1, 2019
Forty-Eighth...............     Pollution Control 7.60%             $ 70,315,000     $ 70,315,000
                                   Series due
                                   October 1, 2019
Forty-Ninth................     Pollution Control 7.20%             $100,000,000     $100,000,000
                                   Series A due
                                   December 1, 2018
Fiftieth...................     Pollution Control 7.20%             $ 75,000,000     $ 75,000,000
                                   Series B due
                                   December 1, 2018
Fifty-First................     9.15% Series due                    $160,000,000     $160,000,000
                                   March 15, 2021
Fifty-Second...............     7 5/8% Series due                   $150,000,000     $150,000,000
                                   March 1, 1997
Fifty-Third................     8 3/4% Series due                   $100,000,000     $100,000,000
                                   March 1, 2022
Fifty-Fourth...............     Pollution Control 6.70%             $ 43,820,000     $ 43,820,000
                                   Series due
                                   March 1, 2017
Fifty-Fifth................     Pollution Control 6.70%             $ 56,095,000     $ 56,095,000
                                   Series due
                                   March 1, 2027

                                                                         Aggregate       Aggregate
                                                                         Principal       Principal
                                                                          Amount          Amount
Series No.                                  Title                         Issued        Outstanding
- ----------                         -------------------------           -------------    -----------
Fifty-Sixth..................      Pollution Control 6 3/8%            $ 33,470,000     $ 33,470,000
                                      Series A due
                                      April 1, 2012
Fifty-Seventh................      Pollution Control 6 3/8%            $ 12,100,000     $ 12,100,000
                                      Series B due
                                      April 1, 2012
Fifty-Eighth.................      Medium-Term Note 10%                $400,000,000     $400,000,000
                                      Series due
                                      February 1, 2028
Fifty-Ninth..................      7 3/4% Series due                   $250,000,000     $250,000,000
                                      March 15, 2023
Sixtieth.....................      7 1/2% Series due                   $200,000,000     $200,000,000
                                      July 1, 2023
Sixty-First..................      Pollution Control 5.60%             $ 83,565,000     $ 83,565,000
                                      Series due
                                      December 1, 2017
Sixty-Second.................      Pollution Control 4.90%             $ 16,600,000     $ 16, 600,000
                                      Series due
                                      December 1, 2003


and;

         WHEREAS, the Trustee is duly qualified and eligible to act, and is acting, as trustee under the Mortgage in accordance with the terms thereof; and

         WHEREAS, Section 8 of the Mortgage provides for the issuance of Bonds in series, with the form of each series of Bonds (other than the First Series) issued thereunder to be established by resolution of the Board of Directors of the Company and the form of such series, as established by said Board of Directors, to specify the descriptive title of the Bonds and various other terms thereof, and to also contain such provisions as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such Bonds are to be issued and/or secured under the Mortgage; and

         WHEREAS, the Company now desires to create a new series of Bonds and, in accordance with Section 126 of the Mortgage, to add to the covenants and agreements contained in the Mortgage, as heretofore supplemented, certain other covenants and agreements to be observed by it and modify in certain respects provisions contained in the Mortgage as heretofore supplemented; and

         WHEREAS, the execution and delivery by the Company of this

Sixty-Third Supplemental Indenture, and the terms of the Bond of the Sixty-Third Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That Houston Lighting & Power Company, in consideration of the premises and in order further to secure the payment of the principal of and premium, if any, and interest on the Bonds from time to time issued under the Mortgage, as heretofore supplemented, according to their tenor and effect, and performance of all the provisions of the Mortgage, as heretofore supplemented, (including any instruments supplemental thereto and any modification or alteration made as in the Mortgage, as heretofore supplemented, provided) and of said Bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms unto Texas Commerce Bank National Association, as Trustee under the Mortgage, as heretofore supplemented, and to its successor or successors in said trust and to it and its and their assigns forever, all properties, whether real, personal or mixed of the kind or nature specifically mentioned in the Mortgage, as heretofore supplemented, or of any other kind or nature acquired by the Company on or after the date of the execution and delivery of the Mortgage (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), and whether now owned or hereafter acquired by the Company and wheresoever situated, including (without limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Sixty-Third Supplemental Indenture) all lands, flowage rights, water rights, flumes, raceways, dams, rights-of-way and roads; all plants for the generation of electricity by water, steam and/or other power, power houses, gas plants, telephone systems, water works, water systems, steam heat plants, hot water plants, substations, measuring stations, regulating stations, gathering lines, gas transportation lines, transmission lines, distributing systems, bridges, culverts, tracks, rolling stock, vehicles, buses, automobiles, ice plants, refrigeration plants, railway systems whether street or interurban, all offices, buildings and structures, and the equipment thereof; all machinery, engines, boilers, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical, gas or mechanical, conduits, cables and lines; all pipes whether for water, steam heat, gas or other purposes; all mains and pipes, service pipes, fittings, valves and connections, poles, wires, tools, implements, apparatus, furniture and chattels; all municipal franchises and other franchises; all lines for the transportation, transmission and/or distribution of electric current, gas, steam heat or water for any purpose, including towers, poles, wires, cables, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights-of-way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property herein or in the Mortgage, as heretofore supplemented, described or referred to.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 59 of the Mortgage, as heretofore supplemented) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

         IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted) shall be as fully embraced within the lien hereof and the lien of the Mortgage, as heretofore supplemented, as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

         PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Sixty- Third Supplemental Indenture and from the lien and operation of the Mortgage, as heretofore supplemented: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not herein or in the Mortgage, as heretofore supplemented, specifically pledged, paid, deposited or delivered hereunder or under the Mortgage, as heretofore supplemented, or covenanted to be; (2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, accounts receivable, judgments, demands and choses in action, and all contracts, leases and operating agreements not specifically pledged hereunder or under the Mortgage, as heretofore supplemented, or covenanted so to be; and (4) all timber, minerals, mineral rights and royalties; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage, as heretofore supplemented, and this Sixty-Third Supplemental Indenture in the above subdivisions (2) and (3) of this paragraph shall (to the extent permitted by law) cease to be excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XII of the Mortgage, as heretofore supplemented, by reason of the occurrence of a completed default as defined in
Section 67 thereof.

         TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid or intended so to be, unto the Trustee and its successors and assigns forever.

         IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisions and covenants as are set forth in the Mortgage, as heretofore supplemented, this Sixty-Third Supplemental Indenture being supplemental to the Mortgage, as heretofore supplemented.

         AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee, by the Mortgage as a part of the property therein stated to be conveyed.

         The Company further covenants and agrees to and with the Trustee and its successors in said trust under the Mortgage, as heretofore supplemented, as follows:

                                   ARTICLE I.

                          Sixty-Third Series of Bonds

         SECTION 1.  There shall be a series of Bonds designated "Medium-Term
Note 10% Series due December 1, 2028" (herein sometimes referred to as the "Bond of the Sixty-Third Series") of which the Company shall be authorized to issue a maximum of $350,000,000 in total principal amount, each of which shall also bear the descriptive title First Mortgage Bond and the form thereof and the terms and provisions thereof are hereby established as follows:

                    {FORM OF BOND OF THE SIXTY-THIRD SERIES}

         THE BOND REPRESENTED BY THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN SECTION 405 OF THE INDENTURE, AS HEREIN DEFINED. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

                        HOUSTON LIGHTING & POWER COMPANY

                              FIRST MORTGAGE BOND,
                MEDIUM-TERM NOTE 10% SERIES DUE DECEMBER 1, 2028

No__________                                           $_________________

         Houston Lighting & Power Company, a corporation of the State of Texas (hereinafter called the Company), for value received, hereby promises to pay to Texas Commerce Bank National Association, acting in its capacity as trustee (Indenture Trustee) under that certain Collateral Trust Indenture, dated as of September 1, 1988, as heretofore supplemented and as further supplemented by a Fourth Supplemental Indenture dated as of December 1, 1993 (as so supplemented the Collateral Trust Indenture), between the Company and the Indenture Trustee, providing for the issuance from time to time of the Company's collateral trust notes (Securities), to be issued in one or more series as in the Collateral Trust Indenture provided, and its successors, on December 1, 2028 at the office or agency of the Company in the City of Houston, Texas, for the ratable benefit of the Holders from time to time of Outstanding Securities ______________ Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay to the Indenture Trustee interest thereon from December 1, 1993 or the most recent May 1 or November 1 to which interest has been paid or deemed to have been paid or otherwise satisfied and discharged, at the rate of 10% per annum in like coin or currency, at said office or agency on May 1 and November 1 in each year, commencing May 1, 1994, and at maturity, until the Company's obligation with respect to the payment of such principal shall have been discharged. Notwithstanding the foregoing, the obligation of the Company to make any payment of the principal of and premium, if any, or interest on the portion of the Bond of this Series that is designated as Designated Mortgage Bonds (as such term is defined in the Collateral Trust Indenture), whether at maturity, upon redemption (including any redemption pursuant to Section 404 of the Collateral Trust Indenture) or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Securities to which such Designated Mortgage Bonds relate, shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged. In addition, such obligation to make any payment of the principal of and premium, if any, or interest on the portion of the Bond of this Series that is designated as Designated Mortgage Bonds at any time shall be deemed to have been satisfied and discharged to the extent that the amount of the Company's obligation to make any payment of the principal of and premium, if any, or interest on the portion of the Bond of this Series that is designated as Designated Mortgage Bonds exceeds the obligation of the Company at that time to make any payment of the principal of and premium, if any, or interest on the Securities to which such portion of the Bond of this Series that is designated as Designated Mortgage Bonds relates. The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of this Series other than the portion that is designated as Designated Mortgage Bonds shall be deemed to have been satisfied and discharged in full at the time any such payment shall be due.

         The Sixty-Third Supplemental Indenture to the Mortgage hereinafter mentioned provides that the amount of interest payable or paid on this Bond shall be limited and subject to reduction to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, charged or received, it being the intention of the parties hereto to conform strictly to the usury laws of the State of Texas.

         This Bond shall not become obligatory until Texas Commerce Bank National Association, the Trustee under the Mortgage hereinafter mentioned, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, Houston Lighting & Power Company has caused this Bond to be signed in its name by its President or one of its Vice Presidents and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.

Dated_____________
                                                HOUSTON LIGHTING & POWER COMPANY


                                                By______________________________
                                                                  Vice President


Attest:


________________________
     Assistant Secretary



This is the Bond of the series
herein designated, provided for in
the within-mentioned Mortgage.

TEXAS COMMERCE BANK                             HOUSTON INDUSTRIES INCORPORATED,
NATIONAL ASSOCIATION,                                            Transfer Agent,
Trustee/Authenticating Agent,


By___________________________                   By____________________________
    Authorized Signatory                             Authorized Officer

                        HOUSTON LIGHTING & POWER COMPANY

                              FIRST MORTGAGE BOND,

                MEDIUM-TERM NOTE 10% SERIES DUE DECEMBER 1, 2028


         This Bond is the Bond of the Company of the series specified in the title hereof, and is issued in the aggregate principal amount of $350,000,000 in order to secure by the lien of the Mortgage hereinafter mentioned the obligation of the Company to pay duly and punctually the principal of and premium, if any, and interest on Outstanding Securities (as defined in the Collateral Trust Indenture) in accordance with the terms thereof, and the Collateral Trust Indenture, and is together with all Bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for other Bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with all indentures supplemental thereto, called the Mortgage), dated as of November 1, 1944, executed by the Company to South Texas Commercial National Bank of Houston (Texas Commerce Bank National Association, as successor trustee), as Trustee, to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the Bonds in respect thereof, the duties and immunities of the Trustee and the terms and conditions upon which the Bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the Bonds and/or Coupons and/or the terms and provisions of the Mortgage may be modified or altered by the affirmative vote of the holders of at least seventy per centum (70%) in principal amount of the Bonds then outstanding under the Mortgage and, if the rights of one or more, but fewer than all, series of Bonds then outstanding are to be affected, then also by affirmative vote of the holders of at least seventy per centum (70%) in principal amount of the Bonds then outstanding of each series of Bonds so to be affected (excluding in any case Bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration, among other things, shall impair or affect the right of the holder to receive payment of the principal of and premium, if any, and interest on this Bond, on or after the respective due dates expressed herein, or permit the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of the benefit of a lien on the mortgaged and pledged property.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

         The Mortgage provides that no holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the foreclosure of the Mortgage or for the execution of any trust thereof or for the appointment of a receiver or any other remedy thereunder, unless (i) such holder shall have previously given to the Trustee written notice of a default,
(ii) the holders of 25% in principal amount of the Bonds then outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers granted to it in the Mortgage or to institute such action, suit or proceeding in its own name, (iii) such holders shall have offered to the Trustee adequate security and indemnity against the costs, expenses and liabilities to be incurred and (iv) the Trustee shall have declined to take such action or shall have failed to do so within 60 days thereafter. Notwithstanding any other provision of the Mortgage, the right of any holder of any Bond to receive payment of the principal of and interest on such Bond, on or after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder. The Mortgage provides that the holders of not less than a majority in principal amount of the Bonds at the time outstanding may direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee; provided, however, that such direction shall not be otherwise than in accordance with the provisions of law and the Mortgage and that, subject to certain provisions of the Mortgage, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall by responsible officers determine that the action or proceeding so directed would involve the Trustee in personal liability or be unjustifiably prejudicial to nonassenting bondholders or that it will not be sufficiently indemnified for any expenditures in any action or proceeding so directed.

         This Bond has been issued and delivered to, registered in the name of and pledged with the Indenture Trustee in trust for the ratable benefit of the Holders (as defined in the Collateral Trust Indenture) from time to time of the Outstanding Securities and shall not be sold, assigned, pledged, mortgaged, transferred or otherwise disposed of except as required (a) to effect an assignment to a successor Indenture Trustee under the Collateral Trust Indenture, (b) to effect an exchange, in accordance with applicable law, in connection with any Federal or State bankruptcy, insolvency, reorganization or similar proceeding involving the Company, (c) to effect an exchange by the Company with the Indenture Trustee of any Mortgage Bonds (as defined in the Collateral Trust Indenture) upon payment or deemed payment or other satisfaction and discharge of a portion of any Mortgage Bonds, (d) to effect a surrender or an exchange of any Mortgage Bonds pursuant to Section 406 of the Collateral Trust Indenture or (e) to obtain the final payment due on any Mortgage Bonds as required by the terms of the Mortgage. Any such transfer shall be made at the office or agency of the Company in the City of Houston, Texas, upon surrender and cancellation of this Bond. Following such transfer, and unless such transfer has been made in connection with the satisfaction and discharge of the Collateral Trust Indenture, a new fully registered Bond of the same series for a like principal amount, less the principal amount of this Bond that has been paid, deemed to have been paid or otherwise satisfied and discharged or surrendered for cancellation pursuant to Section 406 of the Collateral Trust Indenture, will be issued to such transferee in exchange heretofore as provided in the Mortgage. The Company hereby waives any right to make a charge for such an exchange or transfer of this Bond. Subject to
Section 402 of the Collateral Trust Indenture, the Company and the Trustee may deem and treat the Indenture Trustee as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of this series as the same shall become due and payable shall have been duly and punctually paid or deemed to have been paid or otherwise satisfied and discharged in full unless and until it shall have received notice in writing to the contrary from the Indenture Trustee, signed by a Responsible Officer (as defined in the Collateral Trust Indenture), specifying the amount of funds required to make such payment after giving effect to Section 403(a) of the Collateral Trust Indenture.

         The Bond of this series shall not be redeemable at the option of the Company or otherwise pursuant to the requirements of the Mortgage. Notwithstanding the preceding sentence, at the Maturity (as defined in the Collateral Trust Indenture) of any Securities, the Company shall redeem the portion of the Bond of this series that is designated as Designated Mortgage Bonds for such Securities in an aggregate principal amount equal to the aggregate principal amount of, plus the aggregate amount of any premium on, such Securities becoming due and payable, at such principal amount of the portion of the Bond of this series that is designated as Designated Mortgage Bonds for such Securities, plus accrued interest to the redemption date for the portion of the Bond of this series that is designated as Designated Mortgage Bonds for such Securities; provided, that the obligation of the Company to so redeem such portion of the Bond of this series shall be fully or partially, as the case may be, deemed satisfied and discharged as set forth in Section 404 of the Collateral Trust Indenture.

         The Trustee may conclusively presume that no redemption of the Bond of this series is required pursuant to the immediately preceding paragraph unless and until it shall have received notice in writing to the contrary from the Indenture Trustee, signed by a Responsible Officer, stating that the principal of such Security or an installment of principal of such Security is to become due and payable as therein or in the Collateral Trust Indenture provided and specifying such amount of principal to become due and payable and such date of Maturity (as defined in the Collateral Trust Indenture).

         The Company hereby waives its right to have any notice of redemption for the Bond of this series pursuant to the immediately preceding paragraph state that such notice is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption. Notwithstanding
Section 54 of the Mortgage, any such notice will not be conditional.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being released by the holder or owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Mortgage.

                             {END OF FORM OF BOND}

         The Bond of the Sixty-Third Series shall be issued as a fully registered Bond; it shall bear interest at the rate per annum shown in its title, payable semi-annually on May 1 and November 1 of each year, commencing May 1, 1994, and at maturity; the principal of and premium, if any, and interest on said Bond to be payable at the office or agency of the Company in the City of Houston, Texas, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest on the Bond of the Sixty-Third Series shall be computed on the basis of a 360-day year of twelve 30-day months. The Bond of the Sixty-Third Series shall be dated as in Section 10 of the Mortgage provided.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of the Sixty-Third Series as the same shall become due and payable shall have been duly and punctually paid or deemed to have been paid or otherwise satisfied and discharged in full unless and until it shall have received notice in writing to the contrary from the Indenture Trustee, signed by a Responsible Officer, specifying the amount of funds required to make such payment after giving effect to Section 403(a) of the Collateral Trust Indenture.

         The Bond of the Sixty-Third Series shall not be redeemable at the option of the Company or otherwise pursuant to the requirements of the Mortgage. Notwithstanding the preceding sentence, at the Maturity of any Securities, the Company shall redeem the portion of the Bond of the Sixty-Third Series that is designated as Designated Mortgage Bonds for such Securities in an aggregate principal amount equal to the aggregate principal amount of, plus the aggregate amount of any premium on, such Securities becoming due and payable, at such principal amount of the portion of the Bond of the Sixty-Third Series that is designated as Designated Mortgage Bonds for such Securities, plus accrued interest to the redemption date for the portion of the Bond of the Sixty-Third Series that is designated as Designated Mortgage Bonds for such Securities; provided, that the obligation of the Company to so redeem such portion of the Bond of the Sixty-Third Series shall be fully or partially, as the case may be, deemed satisfied and discharged as set forth in Section 404 of the Indenture.

         The Trustee may conclusively presume that no redemption of the Bond of the Sixty-Third Series is required pursuant to the immediately preceding paragraph unless and until it shall have received notice in writing to the contrary from the Indenture Trustee, signed by a Responsible Officer, stating that the principal of such Security or an installment of principal of such Security is to become due and payable as therein or in the Collateral Trust Indenture provided and specifying such amount of principal to become due and payable and such date of Maturity.

         The Indenture Trustee, as holder of the Bond of the Sixty-Third Series, and pursuant to the terms of Section 402 of the Collateral Trust Indenture, hereby waives its right, pursuant to Section 54 of the Mortgage, to receive a notice by publication of redemption to be given by or on behalf of the Company or the deposit of moneys for redemption before the redemption date.

                                  ARTICLE II.

                          Replacement Fund Provisions

         SECTION 2. Section 3 of the First Supplemental Indenture, as heretofore amended, is hereby further amended by inserting "Sixty-Third Series," before the words "Sixty-Second Series" each time such words appear in said Section 3, as heretofore amended.

                                  ARTICLE III.

                            Miscellaneous Provisions

         SECTION 3. Subject to the amendments provided for in this Sixty-Third Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Sixty-Third Supplemental Indenture, have the meaning specified in the Mortgage, as heretofore supplemented.

         So long as any Bonds of the Sixty-Third Series are outstanding, whenever a net earnings certificate is required by the Mortgage to be furnished to the Trustee as a condition precedent to the authentication and delivery of Bonds, no Bonds shall be authenticated and delivered by the Trustee unless such net earnings certificate shall show, in addition to the matters required by Sections 7 and 28 of the Mortgage, that after deducting from the net earnings of the Company as so calculated an amount equal to the Company's expenses and provisions for renewals, replacements, depreciation, depletion, retirement and amortization of property during the period for which such net earnings shall have been calculated, the remainder of the net earnings of the Company shall have been at least equivalent to twice the annual interest requirements as shown by such net earnings certificate.

         SECTION 4. This Sixty-Third Supplemental Indenture and the Bond of the Sixty-Third Series shall be deemed to be a contract made under the laws of the State of Texas, and for all purposes shall be construed in accordance with the laws of said State.

         All sums paid or agreed to be paid on the Bond of the Sixty-Third Series for the use, forbearance or detention of money shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). If, as a result of any provision hereof or of the Bond of the Sixty-Third Series, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance, the person receiving such interest or anything that might be deemed interest under applicable law that would exceed the Highest Lawful Rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing on the Bond of the Sixty-Third Series, if any, remaining unpaid, and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of such Bond of the Sixty-Third Series, such excess shall be refunded to the Company. In addition, for purposes of determining whether payments in respect of the Bond of the Sixty-Third Series are usurious, all sums paid or agreed to be paid with respect to such Bond for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bond.

         SECTION 5. The Trustee hereby accepts the trusts herein declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:

         The Trustee shall not be responsible in any manner whatsoever for or in respect to the validity or sufficiency of this Sixty-Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVI of the Mortgage shall apply to and form part of this Sixty-Third Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Sixty-Third Supplemental Indenture.

         SECTION 6. Subject to the provisions of Articles XV and XVI of the Mortgage, whenever in this Sixty-Third Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Sixty-Third Supplemental Indenture by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the respective successors and assigns of such parties, whether so expressed or not.

         SECTION 7. Nothing in this Sixty-Third Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the Bonds and Coupons outstanding under the Mortgage, any right, remedy or claim under or by reason of this Sixty-Third Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Sixty-Third Supplemental Indenture, by or on behalf of the Company, shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the Bonds and Coupons outstanding under the Mortgage.

         SECTION 8. This Sixty-Third Supplemental Indenture may be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, HOUSTON LIGHTING & POWER COMPANY and TEXAS COMMERCE BANK NATIONAL ASSOCIATION each has caused this Sixty-Third Supplemental Indenture to be signed in its corporate name and its corporate seal to be affixed and attested by its duly authorized officers as of the 1st day of December, 1993.

                                           HOUSTON LIGHTING & POWER COMPANY

Attest:                                    By /s/ Ken Nabors
                                              Vice President
/s/ Christian Schley
Assistant Secretary

                                                    {Corporate Seal}

                                           TEXAS COMMERCE BANK
                                           NATIONAL ASSOCIATION,

                                                         As Trustee.


Attest:                                    By /s/ Susan Sult
/s/ Christi C. Todd                           Susant Sult
Christi Todd                                  Assistant Vice President
Vice President                                & Trust Officer
& Trust Officer
                                                    {Corporate Seal}

STATE OF TEXAS
COUNTY OF HARRIS

         This  instrument was acknowledged before me on December 21, 1993 by K.
W. Nabors of Houston Lighting & Power Company, a Texas corporation, on behalf of said corporation.


                                            /s/ Joyce West
                                            Notary Public for the State of Texas

                                            My Commission Expires:  5/21/97

                                                      {Notarial Seal}





STATE OF TEXAS
COUNTY OF HARRIS

         This instrument was acknowledged before me on December 21, 1993 by Susan Sult, Assistant Vice President and Trust Officer of Texas Commerce Bank National Association, a national banking association organized under the laws of the United States, on behalf of said association.



                                            /s/ Jane Simms
                                            Notary Public for the State of Texas

                                            My Commission Expires:  4/27/97


                                                      {Notarial Seal}

STATE OF TEXAS
COUNTY OF HARRIS

         The undersigned, Christian Schley, Assistant Corporate Secretary of Houston Lighting & Power Company, a corporation of the State of Texas, being first duly sworn, deposes and says that Houston Lighting & Power Company, the corporation that executed the foregoing instrument, is a utility as defined in
Section 35.01(2) of the Business and Commerce Code of the State of Texas, that is to say a corporation engaged in Texas in the generation, transmission or distribution and sale of electric power.




                                                           /s/ CHRISTIAN SCHLEY
                                                               Christian Schley



Subscribed and sworn to before me
this 20th day of December, 1993




                                                   {Notarial Seal}
/s/ LISA D. JONES
Notary Public for the State of Texas


My Commission Expires:

9/21/95